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                                                                    Exhibit 10.8

                            TETRA Technologies, Inc.

                             1990 STOCK OPTION PLAN

                             I. Purpose of the Plan

      The TETRA Technologies, Inc. 1990 Stock Option Plan (the "Plan") is intended to provide a means whereby certain key employees of TETRA Technologies, Inc., a Delaware corporation (the "Company"), and its Affiliates (as defined below) may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and its Affiliates, and to encourage them to remain with and devote their best efforts to the business of the Company and its Affiliates, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may make awards ("Awards") to certain employees in the form of stock options ("Options") with respect to shares of the Company's common stock, par value $0.01 per share ("Stock"), and in the form of stock appreciation rights ("Rights"). Options may either be nonqualified stock options ("Nonqualified Options") or options ("Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). Rights may be granted either separately or in tandem with Options. For purposes of the Plan, an "Affiliate" shall be any corporation which is a parent or subsidiary corporation of the Company within the meaning of Section 424 of the Code.

                               II. Administration

      The Plan shall be administered by the Board of Directors of the Company (the "Board") or such committee of members of the Board as the Board may appoint (the "Committee"); provided that so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934 ("1934 Act"), the members of the Committee shall be "disinterested persons" within the meaning of paragraph (d)(3) of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the 1934 Act, as such Rule or its equivalent is then in effect ("Rule 16b-3"). Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by all of the members of the Committee.

      The Committee shall have the sole authority to determine the terms and provisions of the Option agreements and Rights agreements (collectively, the "Agreements") entered into in connection with Awards under the Plan; to prepare and distribute, in such manner as the Committee determines to be appropriate, information about the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may vary the terms and provisions of the Agreements in its discretion.

      The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. Members of the Committee shall not receive compensation for their services as members, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provisions of the Plan or of any Award under the Plan and any determination by the Committee under any provision of the Plan or any such Award shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full


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extent permitted by law. The members of the Committee shall be named as insureds under any directors and officers liability insurance coverage that may be in effect from time to time.

      The Committee shall have authority to grant Options, to determine the purchase price of the Stock covered by each Option (the "Exercise Price"), the term of each Option, the key employees to whom, and the times at which, Options shall be granted, whether the Option shall be a Nonqualified Option or an Incentive Stock Option and the number of shares to be covered by each Option; to determine which Options shall be accompanied by Rights; and to grant Rights without or in tandem with accompanying Options, to determine the key employees to whom, and the time or times at which, such Rights shall be granted, and the Exercise Price of, the term of, and the number of shares of Stock subject to a Right. All decisions made by the Committee in selecting the persons to whom Awards shall be granted, in establishing the number of shares covered by each Award and the other terms and provisions thereof, and in construing the provisions of the Plan and the Agreements shall be final.

      Only key employees of the Company and its Affiliates shall be eligible to receive Awards under the Plan. In making an Award to an employee, the Committee shall take into consideration the contribution the employee has made or may make to the success of the Company or its Affiliates and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its Affiliates with regard to these matters. In no event shall any employee, his legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine.
                         III. Shares Subject to the Plan

      The aggregate number of shares which may be issued under Awards granted under the Plan shall not exceed 3,950,000 shares of Stock of the Company. Such shares may consist of authorized but unissued shares of Stock or previously issued shares reacquired by the Company. Any of such shares which remain unsold and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan and the expiration of all Awards granted under the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan and the outstanding Awards. If any Award in whole or in part, expires or terminates unexercised or is cancelled or forfeited, the shares theretofore subject to such Award may again be subject to an Award granted under the Plan. The aggregate number of shares which may be issued under Awards granted under the Plan shall be subject to adjustment as provided in Article V hereof. Exercise of an Award in any manner shall result in a decrease in the number of shares of Stock which may thereafter be available for purposes of the Plan by the number of shares as to which the Award is exercised or cancelled.

                        IV. Grants of Options and Rights

            A. Options. Options granted under the Plan shall be of such type (Nonqualified Option or Incentive Stock Option) and for such number of shares of Stock and subject to such terms and conditions, which may include without limitation the achievement of specific goals, as the Committee shall designate. The Committee may grant Options at any time and from time to time through, but not after, December 31, 2004 to any individual eligible to receive the same.

                  No employee shall be eligible to receive any Incentive Stock Option if, on the Grant Date (as defined below), such employee owns (including ownership through the attribution provisions of Section 425 of the Code), in excess of 10% of the outstanding voting stock of the Company or an Affiliate unless the Exercise Price for the shares of Stock subject to the Option is at least 110% of the Market Value Per Share of the shares of Stock on the date the Option is granted (the "Grant Date").

                  To the extent that the aggregate Market Value Per Share (determined at the Grant Date) of Stock with respect to which Incentive Stock Options (determined without regard to this sentence) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such Options shall be treated as Nonqualified Options (this sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted).


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            B. Rights. A Right shall entitle the holder thereof to receive from the Company an amount equal to the Market Value Per Share on the exercise date, over the Exercise Price, multiplied by the total number of shares of Stock for which the Right is exercised. The amount payable by the Company upon the exercise of a Right may be paid in cash or in shares of Stock or in any combination thereof as the Committee in its sole discretion shall determine, but no fractional shares shall be issuable pursuant to any Right. Rights may be granted by the Committee to any individual eligible to receive the same at any time and from time to time through, but not after, December 31, 2004. A Right may, but need not, relate to a specific Option granted under this Plan. If a Right relates to a specific Option, it may be granted either concurrently with the Option or at any time prior to the exercise, termination, cancellation or expiration of such Option.

                  The Committee may fix such waiting periods, exercise dates or other limitations as it shall deem appropriate with respect to Rights granted under the Plan including, without limitation, the achievement of specific goals; provided, however, that each Right granted hereunder shall be exercisable only upon consent of the Committee; and provided further, that and Right that relates to a specific Option shall be exercisable only when and to the extent that the Option to which it relates is exercisable.

            C. Terms of Options and Rights. Options and Rights granted pursuant to this Plan shall be evidenced by Agreements that shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with this Plan, as the Committee shall deem advisable. Rights that relate to a specific Option, however, may be evidenced by the Agreement setting forth the Option to which such Rights relate, or an amendment thereto. References herein to an Agreement shall include, to the extent applicable, any amendments to such Agreement.

                  1. Payment of Option Exercise Price. Upon exercise of an
            Option, the full Exercise Price for the shares with respect to which the Option is being exercised shall be payable to the Company (i) in cash or by check payable and acceptable to the Company, (ii) subject to the approval of the Committee, by tendering to the Company shares of Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise and tender that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above, or (iii) subject to such instructions as the Committee may specify, at the optionee's written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the Exercise Price from the proceeds of such sale. In the event that the optionee elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise. Payment instruments will be received subject to collection.

                  2. Number of Shares. Each Agreement shall state the total
            number of shares of Stock that are subject to the Option and/or
            Right.

                  3. Exercise Price. The Exercise Price for each Option and
            Right shall be fixed by the Committee at the Grant Date, but in no event may the Exercise Price per share be less than the Market Value Per Share on the Grant Date.

                  4. Market Value Per Share. The "Market Value Per Share" as of
            any particular date shall be determined by any fair and reasonable means determined by the Committee, which may include, if the Stock is listed for trading on a national or regional stock exchange, the closing price quoted on such exchange which is published in The Wall Street Journal reports for the day of the grant, or if no trade of the Stock shall have been reported for such date, the closing price quoted on such exchange which is published in The Wall Street Journal reports for the next day prior thereto on which a trade of the


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            Stock was so reported, or if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc., through NASDAQ, or through a similar organization if NASDAQ is no longer reporting such information. If shares of the Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the "Market Value Per Share" shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

                  5. Term. The term of each Option and/or Right shall be
            determined by the Committee at the Grant Date; provided, however, that each Option and/or Right shall, notwithstanding anything in the Plan or an Agreement to the contrary, expire not more than ten years from the Grant Date or, if earlier, the date specified in the Agreement.

                  6. Date of Exercise. In the discretion of the Committee, each
            Agreement may contain a provision not inconsistent with Article V.E. stating that the Option and/or Right granted therein may not be exercised in whole or in part for a period or periods of time specified in such Agreement, subject to Article V.E., and except as so specified therein, any Option or Right may be exercised in whole at any time or in part from time to time during its term. The Committee may, however, at any time, in its sole discretion amend any outstanding Option or Right to accelerate the time that such Option or Right shall be exercisable or to provide that the time for exercising such Option or Right shall be accelerated upon the occurrence of a specified event.

                  7. Termination of Employment. In the event that an
            individual's employment with the Company and its Affiliates shall terminate for reasons other than (i) retirement pursuant to a retirement plan of the Company or one of its Affiliates ("retirement"), (ii) permanent disability or (iii) death, the individual's Options and/or Rights shall be exercisable by him, subject to subsections 5 and 6 above, only within three months after such termination, but only to the extent the Option and/or Right was exercisable immediately prior to such termination of employment, unless the Committee, in its discretion and on an individual basis, provides with respect to senior management and other key employees that the Options and/or Rights granted to such employees remain exercisable following termination of employment for the full term of the Options and/or Rights

                        If, however, any termination of employment is due to
            retirement or permanent disability, the individual shall have the right, subject to the provisions of subsections 5 and 6 above, to exercise any Option and/or any Right at any time within the 12 months after such termination of employment, but only to the extent that the Option and/or Right was exercisable immediately prior to such termination of employment.

                        Whether any termination of employment is due to
            retirement or permanent disability and whether an authorized leave of absence or absence on military or government service or for other reasons shall constitute a termination of employment for the purposes of the Plan shall be determined by the Committee.

                        If an individual shall die while entitled to exercise an
            Option and/or Right, the individual's estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsections 5 and 6 above, to exercise the Option and/or Right, if any, at any time within 12 months from the date of the optionee's death, to the extent that the optionee was entitled to exercise the same on the day immediately prior to the optionee's death.

                        The Committee may, in its discretion, accelerate the
            exercisability of all or part of an individual's Option and/or Rights that are not exercisable as of the date of retirement, permanent disability or death.

            D. Individual Limits. No person may receive Options and Rights with respect to more than 400,000 shares of Stock during any calendar year.


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            E. The right of an individual to exercise an Option or Right shall terminate to the extent that such Option or Right is exercised and, to the extent that a Right relates to a specific Option, the exercise of the Right shall terminate a corresponding portion of the related Option and, conversely, to the extent that such optionee exercises the related Option, a corresponding portion of such Right shall terminate.

            F. Options and Rights may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights held by employees of corporations who become key employees of the Company or of any Affiliate as a result of a merger or consolidation of the employer corporation with the Company or such Affiliate, or the acquisition by the Company or an Affiliate of assets of the employer corporation or the acquisition by the Company or an Affiliate of stock of the employer corporation, with the result that such employer corporation becomes an Affiliate.

                      V. Recapitalization or Reorganization

            A. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

            B. The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the termination of the Plan or the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the remaining shares of Stock available under the Plan and the number of shares of Stock with respect to which such Award may thereafter be exercised (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased and the Exercise Price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the Exercise Price per share shall be proportionately increased.

            C. Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Awards theretofore granted or the Exercise Price per share of outstanding Awards.

            D. If the Company effects a recapitalization or otherwise materially changes its capital structure (both of the foregoing are herein referred to as a "Fundamental Change"), then thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

            E. If a Corporate Change (as defined below) shall occur, then as of its Effective Date (as defined below) the Committee, acting in its sole discretion without the consent or approval of any optionee, shall effect one or more of the following Alternatives (as defined below) or a combination of Alternatives with respect to all outstanding Awards.


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                  A "Corporate Change" shall have occurred if:

                  (i) the Company shall not be the surviving entity in any
            merger or consolidation (or survives only as a subsidiary of another entity),

                  (ii) the Company sells, exchanges, disposes or otherwise
            transfers all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary),

                  (iii) any person or entity (including a "group" as
            contemplated by Section 13(d)(3) of the 1934 Act) after the date hereof acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Stock,

                  (iv) the Company is to be dissolved and liquidated, or

                  (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

            The "Effective Date" shall be a date selected by the Committee, which (a) in the event of the occurrence of a Corporate Change specified in clause (i), (ii) or (iv) above, shall be no later than a date determined by the Committee to be far enough in advance of the date of such Corporate Change to permit each optionee to exercise such optionee's Options to purchase shares of Stock and participate therewith in such Corporate Change or (b) in the event of the occurrence of a Corporate Change specified in Clause (iii) or (v) above, shall be no later than thirty days after such Corporate Change.

            For purposes of the Corporate Changes described in (iii) and (v) above, the "Committee" shall be either the Committee as constituted prior to the occurrence of such Corporate Change or, if no Committee had been appointed, the Board as constituted prior to the occurrence of such Corporate Change.

            The "Alternatives" are:

                  (1) In the case of a Corporate Change specified in clauses
            (i), (ii) or (iv), the Committee may accelerate the time at which Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all unexercised Awards and all rights of optionees thereunder shall terminate;

                  (2) The Committee may accelerate the time at which Awards then outstanding may be exercised so that such Awards may be exercised in full for their then remaining term; or

                  (3) The Committee may require the mandatory surrender to the
            Company of outstanding Awards held by such optionees (irrespective of whether such Awards are then exercisable under the provisions of the Plan) as of a date, before or not later than sixty days after such Corporate Change, specified by the Committee, and in such event the Committee shall thereupon cancel such Awards and the Company shall pay to each optionee an amount of cash equal to the excess of the Market Value Per Share (determined as of the date such Corporate Change is effective) of the aggregate shares of Stock subject to such Award (whether or not then vested), over the aggregate Exercise Price of such shares.

            The Alternatives may be made conditional on the occurrence of any of the Corporate Changes specified in clauses (i) through (v) above and may vary among individual optionees. Notwithstanding the foregoing, the Committee shall not select an Alternative (unless consented to be the optionee) such that, if an optionee exercised his accelerated Award pursuant to Alternative (1) or (2) and participated in a transaction specified in clause (i), (ii) or (iv) or received cash pursuant to Alternative (3), the Alternative would result in the optionee's owing any money by virtue of operation of Section 16(b) of the 1934 Act. If all such Alternatives have such a result, the Committee shall take such action, which is hereby authorized, to put such


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

      optionees in as close to the same position as such optionee would have been in had Alternative (1), (2) or (3) been selected but without resulting in any payment by such optionee pursuant to Section 16(b) of the 1934 Act.

            Notwithstanding the foregoing, (1) with the consent of the optionee, the Committee may in lieu of the foregoing make such provision with respect to any Corporate Change as it deems appropriate, and (2) in the event that a Corporate Change described in Clauses (i), (ii) or (iii) occurs, but such Corporate Change does not result in any effective change in ownership or control of the Company, the Committee shall make such adjustments in the designation and number of unpurchased shares subject to this Plan, the number of shares subject to Awards outstanding under this Plan, the Exercise Price specified in Awards outstanding under the Plan, and such other terms and provisions of the Awards outstanding under this Plan as the Committee may determine to be appropriate and equitable.

                            VI. Employee's Agreement

            If, at the time of the exercise of any Award, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Award to agree to hold any shares issued to the individual for investment and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

                           VII. Withholding for Taxes

            Any cash payment under the Plan shall be reduced by any amounts required to be withheld or paid with respect thereto under all present or future federal, state and local taxes and other laws and regulations that may be in effect as of the date of each such payment ("Tax Amounts"). Any issuance of Stock pursuant to the exercise of an Award under the Plan shall not be made until appropriate arrangements have been made for the payment of any amounts that may be required to be withheld or paid with respect thereto. Such arrangements may, at the discretion of the Committee, include any arrangements similar to those permissible for payment of the Exercise Price of Awards.

                 VIII. Termination of Authority to Grant Awards

            No Awards will be made pursuant to this Plan after December 31, 2004.

                          IX. Amendment and Termination

            The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any Awards hereunder; provided, that no change in any Award theretofore granted may be made which would impair the rights of the optionee, or cause the Plan to not satisfy the requirements of Rule 16b-3, without the consent of such optionee.

                X. Preemption by Applicable Laws and Regulations

            Anything in the Plan or any Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination, the issuance or other distribution of shares of Stock, the payment of consideration to an employee as a result of the exercise of any Right, as the case may be, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the employee (or the employee's beneficiary), as the case may be, to take any action in connection with any such determination, the shares then to be issued or distributed, or such payment, the issue or distribution of such shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.


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

                                XI. Miscellaneous

            A. No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any employee the right to continue in the employ of the Company or any Affiliate.

            B. Employment with Affiliates. Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any Affiliate.

            C. No Rights as a Stockholder. An employee shall have no rights as a stockholder with respect to shares covered by such employee's Award until the date of the issuance of shares to the employee pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

            D. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any employee, such employee's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any Affiliate or creating a trust of any kind or a fiduciary relationship of any kind between the Company or an Affiliate and any such person.

            E. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action that is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

            F. Non-assignability. Neither an employee nor an employee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such employee's or beneficiary's interest arising under the Plan or any Award received under the Plan; nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an employee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Award received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such Award.

            G. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to the Plan will be used for general corporate purposes.

            H. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

            Adopted effective as of January 1, 1990, as amended through January 5, 2001.


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